UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2012

CHOICE HOTELS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland 20901

Registrant’s telephone number, including area code (301) 592-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(Address of principal executive offices) (Zip Code)

࿽ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿽ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿽ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿽ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
The Company is furnishing the following pursuant to Item 7.01, “Regulation FD Disclosure.”
On March 7, 2012, Choice Hotels International, Inc. posted a presentation to its website, www.choicehotels.com, which is scheduled to be presented by certain senior executives on Wednesday, March 7, 2012 at the Wells Fargo Securities Lodging Forum in New York, New York. The materials include certain non-GAAP financial measures. A reconciliation of those measures to the most directly related comparable GAAP measures is included in the presentation materials. The presentation materials are attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 - Choice Hotels International, Inc. Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2012	/s/ David L. White
David L. White Senior Vice President, Chief Financial Officer & Treasurer